Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 30, 2011, by and among ECB Bancorp, Inc., a North Carolina corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser is executing and delivering this Agreement in the same form as each other Purchaser, and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Company’s common stock, $3.50 par value per share (the “Common Shares” or “Common Stock”), set forth below such Purchaser’s name on the signature page of this Agreement. In addition to the Common Shares, each Purchaser who purchases not less than $3.5 Million Purchase Price of Common Shares will receive, and the Company will issue and deliver, a warrant, either (i) in the form attached hereto as Exhibit A-1, to purchase shares of the Company’s Common Stock in an amount equal to twenty-five percent (25%) of the aggregate number of Common Shares purchased by the Purchaser, at an exercise price per share of Common Stock of $8.00 for a term of five years (the “Common Warrants”) or (ii) in the form attached hereto as Exhibit A-2, to purchase shares of the Company’s non-voting mandatorily convertible common shares of the Company (the “Non-Voting Common Stock”) in an amount equal to twenty-five percent (25%) of the aggregate number of Common Shares purchased by that Purchaser, at an exercise price per share of Non-Voting Common Stock of $8.00 for a term of five years (the “Non-Voting Warrants,” and collectively with the Common Warrants, the “Warrants”). When issued, the Non-Voting Common Stock will have the terms set forth in articles of amendment in the form attached as Exhibit B hereto (the “Non-Voting Articles of Amendment”) made a part of the Company’s Articles of Incorporation, as amended, by the filing of the Non-Voting Articles of Amendment with the North Carolina Secretary of State (the “North Carolina Secretary”) and will automatically convert into shares of the Company’s Common Stock subject to and in accordance with the terms and conditions of the Non-Voting Articles of Amendment. The shares of Common Stock and Non-Voting Common Stock issuable upon the exercise of the Warrants and the shares of Common Stock issuable upon the conversion of the Non-Voting Common Stock are referred to herein as the “Underlying Shares” and, together with the Common Shares and the Warrants are collectively referred to herein as the “Securities”.

C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Securities under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

D. The Company has engaged Sandler O’Neill & Partners, L.P. as its exclusive placement agent (the “Placement Agent”) for the offering of the Securities.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.

DEFINITIONS

Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article I:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agency” has the meaning set forth in Section 3.1(oo).

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Approval” has the meaning set forth in Section 4.15.

“Articles of Incorporation” means the Articles of Incorporation of the Company and all amendments and certificates of designation thereto, as the same may be amended from time to time.

“Authorized Ownership Limit” has the meaning set forth in Section 2.3(b).

“Bank” means the Company’s wholly owned subsidiary, The East Carolina Bank, a North Carolina chartered banking corporation.

“Bank Board” has the meaning set forth in Section 4.18.

“Bank Board Observer” has the meaning set forth in Section 4.18.

“Bank Board Representative” has the meaning set forth in Section 4.18.

“BHC Act” means the Bank Holding Company Act of 1956, as amended.

“Board of Directors” means the board of directors of the Company.

“Board Representative” has the meaning set forth in Section 4.18.

“Burdensome Condition” has the meaning set forth in Section 5.3(a).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in North Carolina are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 4.1(e).

“Buy-In Price” has the meaning set forth in Section 4.1(e).

“Closing” means the closing of the purchase and sale of the Securities pursuant to this Agreement.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may mutually agree.

“COB” means the North Carolina Commissioner of Banks.

“Code” has the meaning set forth in Section 3.1(qq).

“Commission” has the meaning set forth in the Recitals.

“Common Shares” or “Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Shares or Common Stock may hereafter be reclassified or changed.

“Common Warrants” has the meaning set forth in the Recitals.

“Community Reinvestment Act” has the meaning set forth in Section 3.1(mm).

“Company” shall have the meaning ascribed to such term in the Preamble.

“Company Counsel” means Kilpatrick Townsend & Stockton LLP.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Reports” has the meaning set forth in Section 3.1(kk).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge after due inquiry of the executive officers of the Company.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(e).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the initial Registration Statement required by the terms hereof is first declared effective by the Commission.

“Endicott” means Endicott Opportunity Partners III, L.P.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“ERISA” has the meaning set forth in Section 3.1(qq).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” has the meaning set forth in Section 3.1(kk).

“Form 10-K” has the meaning set forth in Section 4.6.

“GAAP” means U.S. generally accepted accounting principles.

“Guarantor” has the meaning set forth in Section 6.20.

“Indemnified Person” has the meaning set forth in Section 4.8(b).

“Information” has the meaning set forth in Section 4.17.

“Insurer” has the meaning set forth in Section 3.1(oo).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Lead Investor” means either PIMCO, Patriot and/or Endicott, as the case may be.

“Legend Removal Date” has the meaning set forth in Section 4.1(c).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Loan Investor” has the meaning set forth in Section 3.1(oo).

“Material Adverse Effect” means, with respect to the Company, any change, circumstance or effect, individually or in the aggregate, that (i) is, or is reasonably expected to be, materially adverse to the business, results of operations, or financial condition, of the Company and its Subsidiaries taken as a whole, or (ii) could materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Closing; provided, however, in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable to financial institutions generally, except to the extent such change disproportionately adversely affects the Company and its Subsidiaries, taken as a whole, (B) changes, after the date hereof, in laws of general applicability, rules and regulations or interpretations thereof by any governmental or regulatory authorities, agencies, courts, commissions or other entities, whether federal, state, local or foreign, or applicable self-regulatory organizations, (C) actions or omissions by the Company taken with the prior written permission of the Purchaser or upon the recommendation of the Purchaser or required under this Agreement, (D) changes, after the date hereof, in global or national or regional political conditions (including the outbreak of war or acts of terrorism) or in general or regional economic or market conditions affecting financial institutions or their holding companies generally except to the extent that any such changes in general or regional economic or market conditions have a disproportionate adverse effect on such party or (E) the public disclosure of this Agreement or the transactions contemplated hereby.

“Material Contract” means any contract of the Company that was filed as an exhibit to the SEC Reports on file as of the date of this Agreement pursuant to Item 601 of Regulation S-K promulgated under the Securities Act.

“Material Permits” has the meaning set forth in Section 3.1(p).

“Money Laundering Laws” has the meaning set forth in Section 3.1(ii).

“New Security” has the meaning set forth in Section 4.21(a).

“Non-Control Determination” has the meaning set forth in Section 4.15.

“Non-Public Information” has the meaning set forth in Section 4.6.

“Non-Voting Articles of Amendment” has the meaning set forth in the Recitals.

“Non-Voting Common Stock” has the meaning set forth in the Recitals.

“Non-Voting Warrants” has the meaning set forth in the Recitals.

“North Carolina Courts” means the state and federal courts sitting in the State of North Carolina.

“North Carolina Secretary” has the meaning set forth in the Recitals.

“Observer” has the meaning set forth in Section 4.18.

“OFAC” means the office of Foreign Assets Control of the U.S. Treasury Department.

“Offering” has the meaning set forth in Section 4.21(b).

“Outside Date” means January 31, 2012.

“Passivity Commitments” means the passivity commitments required by the Federal Reserve to be entered into in connection with the consummation of the transactions contemplated by this Agreement.

“Patriot” means Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. collectively.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PIMCO” means FIE I LLC

“Placement Agent” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 4.6.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Global Market.

“Proceeding” means an action, claim, suit, investigation or legal proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

“Purchase Price” means $16.00 per share for each Common Share.

“Purchaser” or “Purchasers” shall have the meaning ascribed to such term in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Obligations” has the meaning set forth in Section 6.20.

“Purchaser Party” has the meaning set forth in Section 4.8(a).

“Purchaser Related Party” has the meaning set forth in Section 6.19.

“Qualifying Ownership Interest” has the meaning set forth in Section 4.18.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Regulation O” has the meaning set forth in Section 3.1(t).

“Regulatory Agreement” has the meaning set forth in Section 3.1(mm).

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(iv).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Shareholder Approval” has the meaning set forth in Section 4.11.

“Shareholder Proposals” has the meaning set forth in Section 4.11.

“Significant Subsidiaries” has the meaning set forth in Section 3.1(b).

“Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Common Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement.

“Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

“TARP” has the meaning set forth in Section 4.10.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Non-Voting Articles of Amendment and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means First Citizens Bank & Trust Company, or any successor transfer agent for the Company.

“Underlying Shares” has the meaning set forth in the Recitals.

“Warrants” has the meaning set forth in the Recitals.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Purchase of Securities. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Common Shares as indicated on such Purchaser’s signature page to this Agreement at a per share price equal to the Purchase Price, and, if applicable, the Company shall deliver to each Purchaser a Warrant to purchase the number of shares of Common Stock or Non-Voting Common Stock as indicated on such Purchaser’s signature page to this Agreement.

(b) Closing. The Closing of the purchase and sale of the Securities shall take place at the offices of the Company, Kilpatrick Townsend & Stockton LLP, 607 14th Street, NW, Washington, DC on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree and shall occur no later than the fifth Business Day following the date on which the conditions to closing set forth in Article V are satisfied (other than those conditions that by their nature are to be satisfied at Closing but subject to the fulfillment or waiver of those conditions).

(c) Delivery and Payment. At the Closing, the Company shall deliver to each of the respective Purchasers a certificate or certificates, in such reasonable denominations as the Purchaser may have designated in writing not less than three days before the Closing, and registered in the name of the Purchaser (or its designee or nominee), representing the number of Common Shares and, if applicable, a Warrant the Purchaser is acquiring in the transaction. At the Closing, the Purchaser shall deliver its respective Subscription Amount in immediately available funds by wire transfer to a bank account designated by the Company.

2.2 Closing Deliveries.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) this Agreement, including the Registration Rights Agreement and the management rights agreement in the form of Exhibit F, duly executed by the Company;

(ii) one or more stock certificates and warrant certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing; if not, then facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within three Business Days of the Closing Date), evidencing the Securities subscribed for by Purchaser hereunder, registered in the name of such Purchaser (or, if the Company and such Purchaser agree, the Company shall cause to be made a book-entry record through the facilities of DTC representing the Common Shares registered in the name of such Purchaser);

(iii) a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers; and

(iv) a certificate of the Secretary of the Company, in the form attached hereto as Exhibit E (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the articles of incorporation, as amended, and by-laws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(v) the certificate referred to in Section 5.1(g); and

(vi) The Company shall have delivered a certificate evidencing the formation and good standing of each of the Company and the Bank in North Carolina issued by the North Carolina Secretary of State, as of a date within five (5) business days of the Closing Date.

(b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, including the Registration Rights Agreement and, with respect to the Lead Investors, the management rights agreement in the form of Exhibit F, duly executed by such Purchaser; and

(ii) its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer in accordance with the Company’s written instructions.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

On or prior to the date hereof, the Company delivered to Purchaser and Purchaser delivered to the Company a letter setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 3.1 with respect to the Company, or in Section 3.2 with respect to Purchaser, or to one or more covenants contained in Article IV.

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of its “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Significant Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect. The Company is duly registered as a bank holding company under the BHC Act. The Bank’s deposit accounts are insured up to applicable limits by the FDIC, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company has conducted its business in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, subject to Shareholder Approval, to issue the Common Shares and the Warrants in accordance with the terms hereof and the Non-Voting Common Stock in accordance with the Non-Voting Articles of Amendment. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Securities) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Except for Material Contracts, there are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities and the Underlying Shares) do not and will not (i) subject to the Required Approvals, conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Securities and the Underlying Shares), other than (i) obtaining Shareholder Approval, (ii) the filing of the Non-Voting Articles of Amendment with the North Carolina Secretary, (iii) the filing with the Commission of one or more Registration Statements in accordance with the requirements set forth in the Registration Rights Agreement, (iv) filings required by applicable state securities laws, (v) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (vi) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Common Shares and Underlying Shares and the listing of the Common Shares and Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (vii) the filings required in accordance with Section 4.6 of this Agreement and (viii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Securities. Subject to receipt of Shareholder Approval, the issuance of the Securities and the reservation of Underlying Shares has been duly authorized and the Securities, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights, other than preemptive or similar rights provided for in the Transaction Documents. Subject to receipt of Shareholder Approval, the issuance of the Underlying Shares has been duly authorized and the Underlying Shares, when issued in accordance with the terms of the Warrant and, in the case of the Non-Voting Common Stock, the Non-Voting Articles of Amendment, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(g). All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in Schedule 3.1(g): (i) no shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, other than those issued or granted pursuant to Material Contracts or equity or incentive plans or arrangements described in the SEC Reports as of the date of this Agreement; (iii) there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound; (iv) except for registration obligations set forth in the Transaction Documents, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (vii) the Company has no liabilities or obligations of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise (other than liabilities or obligations disclosed in the SEC Reports or incurred in the ordinary course of business consistent with past practice since December 31, 2010), which, individually or in the aggregate, will have or would reasonably be expected to have a Material Adverse Effect. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(h) SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since December 31, 2009 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the schedules to this Agreement, the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in the representations and warranties in this Section 3.1 (other than in this Section 3.1(h)), the term “SEC Reports” shall be deemed not to include any risk factor disclosure contained in any such document under the heading “Risk Factors” or any disclosure of risks in any “forward-looking statements” disclaimer or any other statements that are similarly non-specific or are predictive or forward-looking in nature.

(i) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

(j) Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to have a Material Adverse Effect.

(k) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports filed prior to the date of this Agreement, except as disclosed in subsequent SEC Reports filed prior to the date of this Agreement, the businesses of the Company and its Significant Subsidiaries have been conducted only in the ordinary course, in substantially the same manner as theretofore conducted, and there has not occurred since December 31, 2009, any event that has had a Material Adverse Effect.

(l) Environmental Matters. Neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or the Underlying Shares or (ii) except as disclosed in the SEC Reports as of the date of this Agreement, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

(n) Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company or any Subsidiary which would have or reasonably be expected to have a Material Adverse Effect. None of the employees of the Company or any Subsidiary is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. To the Company’s Knowledge, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and the Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o) Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule, regulation, policy or guidelines or order of any governmental authority applicable to the Company or any of its Subsidiaries, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p) Regulatory Permits. The Company and each of its Subsidiaries possess or have applied for all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as conducted and as described in the SEC Reports on file as of the date of this Agreement, except where the failure to possess such permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(q) Title to Assets. The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or as do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(r) Patents and Trademarks. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted as disclosed in the SEC Reports on file as of the date of this Agreement except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports on file as of the date of this Agreement and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(s) Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports on file as of the date of this Agreement and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company or its Subsidiaries, is presently a party to any transaction with the Company or to a presently contemplated transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act. The Company and the Subsidiaries have disclosed any transactions with directors of the Company or of any Subsidiary since May 1, 2006 as required by the Federal Reserve’s Regulation O (“Regulation O”), and the Company and the Subsidiaries are otherwise in full compliance with the requirements of Regulation O.

(u) Internal Control Over Financial Reporting. Except as set forth in the SEC Reports on file as of the date of this Agreement, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and such internal control over financial reporting is effective.

(v) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. Except as disclosed in the SEC Reports on file as of the date hereof, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and such disclosure controls and procedures are effective.

(w) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Securities (which placement agent fees are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser and its Affiliates harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(x) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. Upon Shareholder Approval, the issuance and sale of the Securities hereunder will not contravene the rules and regulations of the Principal Trading Market and the issuance of the Underlying Shares in accordance with the Warrant and, in the case of the Non-Voting Common Stock, the Non-Voting Articles of Amendment will not contravene the rules and regulations of the Principal Trading Market.

(y) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby.

(aa) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

(bb) Investment Company. Neither the Company nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(cc) Questionable Payments. Neither the Company nor any of its Subsidiaries, nor any directors, officers, nor to the Company’s Knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials, employees or agents of any foreign or domestic government or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official, employee or agent of any foreign or domestic government.

(dd) Application of Takeover Protections; Rights Agreements. The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(ee) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

(ff) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given to the Company by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.

(gg) Absence of Manipulation. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(hh) OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Libya, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ii) Money Laundering Laws. The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”), and to the Company’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

(jj) No Additional Agreements. Except as set forth in Schedule 3.1(jj), the Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents that have been delivered to all Purchasers at or prior to the execution and delivery of this Agreement.

(kk) Reports, Registrations and Statements. Since January 1, 2009, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the FDIC, the COB, and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the COB and any other applicable foreign, federal or state securities or banking authorities, as the case may be.

(ll) Adequate Capitalization. As of March 31, 2011, the Company’s Subsidiary insured depository institution meets or exceeds the standards necessary to be considered “well capitalized” under the FDIC’s regulatory framework for prompt corrective action.

(mm) Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations. Except as disclosed in Schedule 3.1(mm), neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2009, has adopted any board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Subsidiary been advised since December 31, 2009 by any governmental entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement. With respect to any matters requiring action by the Board of Directors prior to the date of this Agreement or Closing, as applicable, that were set forth in writing by any of the Federal Reserve, the FDIC or the COB, the Company and its Subsidiaries have addressed such matters in all material respects.

The Company has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that would cause the Bank: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act and the regulations promulgated thereunder (“CRA”) or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory”; (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act, the Patriot Act, any order issued with respect to anti-money laundering by the OFAC, or any other anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Subsidiaries.

Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and each Subsidiary has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law. None of the Company, any Subsidiary or any director, officer or employee of the Company or any Subsidiary has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(nn) No General Solicitation or General Advertising. Neither the Company nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Securities.

(oo) Mortgage Banking Business. Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(i) The Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting, credit approval and, if applicable, foreclosure of any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries satisfied, (A) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, foreclosure or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any of its Subsidiaries and any Agency, Loan Investor or Insurer, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(ii) No Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any of its Subsidiaries has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any of its Subsidiaries to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any of its Subsidiaries or (C) indicated in writing to the Company or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company’s or any of its Subsidiaries’ compliance with laws,

For purposes of this Section 3.1(oo): (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the U.S. Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture, the U.S. Department of Justice, the Office of the Attorney General of the State of North Carolina or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries or a security backed by or representing an interest in any such mortgage loan; and (C) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(pp) Risk Management Instruments. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2009, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company or the Company Subsidiaries, nor, to the Company’s Knowledge, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

(qq) ERISA. The Company and its Subsidiaries are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”) and the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”) applicable to employee benefit plans (as defined in ERISA). No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability. The Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company or any Subsidiary would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(rr) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(ss) Reservation of Underlying Shares. The Company has reserved, and will continue to reserve, free of any preemptive or similar rights of stockholders of the Company, a number of unissued shares of Common Stock and Non-Voting Common Stock sufficient to issue and deliver the Underlying Shares into which the Non-Voting Common Stock is automatically convertible and the Warrants are exercisable, assuming Shareholder Approval has been obtained.

(tt) Regulatory Capital Levels. At the Closing Date, taking into account the proceeds of the capital raise contemplated by this Agreement and assuming, (i) (with respect to the Company only) the conversion of the Securities and (ii) the net proceeds of this capital raise are contributed by Company to the Bank in accordance with Section 4.10, the Company and the Bank will each have a leverage ratio of not less than 10.0% and a total risk-based capital ratio of not less than 12.0%.

(uu) Loan and Credit Loss Reserves. As of the date hereof and as of the Closing Date, the Company’s management has reasonably and in good faith concluded that the loan and credit loss reserves of the Bank are adequate, and neither the Company nor the Bank has been advised by any of the Federal Reserve, the FDIC or the COB, as applicable, that the Bank’s loan and credit loss reserves or methodology for determining such reserves are inadequate.

(vv) Change in Control. Except as disclosed on Schedule 3.1(vv), the issuance of the Securities to the Purchasers as contemplated by this Agreement will not trigger any rights under any “change of control” provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization and Qualification. Purchaser is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Purchaser is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. Purchaser is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not materially and adversely effect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement on a timely basis.

(b) Authorization; Enforcement; Validity. Purchaser has the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. Purchaser’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action on the part of the Purchaser, and no further corporate or partnership action is required by the Purchaser or its governing body in connection therewith other than as set forth in Schedule 3.2(b). Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Purchaser and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by such Purchaser of the Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby will not (i) conflict with or violate any provisions of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Purchaser or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction or decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws), or by which any property or asset of the Purchaser is bound or affected, except in the case of clauses (ii) and (iii) above, such as would not or reasonably be expected to, individually or in the aggregate, materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement on a timely basis.

(d) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and, if applicable, any regulations or policies of the Federal Reserve. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity.

(e) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(f) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer and sale of the Securities to be purchased under this Agreement.

(g) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(h) Access to Information. Such Purchaser acknowledges that it has received and reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Purchaser’s investment in the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has not relied on any representation or warranty in connection with the transactions contemplated by the Transaction Documents other than those contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(i) Brokers and Finders. Other than the Placement Agent with respect to the Company, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. Purchaser acknowledges that it is purchasing the Securities directly from the Company and not from the Placement Agent.

(j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l) No Governmental Review. Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m) Residency. Such Purchaser’s residence (if an individual) or office in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(n) Trading. Purchaser acknowledges that there is no trading market for the Non-Voting Common Stock and Warrants, and no such market is expected to develop.

(o) Knowledge as to Conditions. As of the date of this Agreement, Purchaser has no reasonable basis to believe that any regulatory approvals, consents or statements of non-objection required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

(p) Regulatory Approvals. Other than as set forth in Schedule 3.2(p), and the Passivity Commitments a Purchaser may be required to deliver to the Federal Reserve, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any governmental entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by Purchaser of the transactions contemplated by this Agreement.

(q) Financial Capability. Each Purchaser has immediately available funds necessary to consummate the Closing as of the date of the Closing, on the terms and conditions contemplated by this Agreement.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent (it being agreed that in-house counsel for Purchaser shall be reasonably acceptable to Company), the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Securities. In addition, each Lead Investor, to the extent it receives written confirmation from the Federal Reserve with respect to the Approval and/or Non-Control Determination set forth in Section 4.15 hereof, may only sell, transfer, assign or otherwise dispose of, in whole or in part, shares of Common Stock, Warrants or the Underlying Shares only in accordance with and as permitted by guidance and policies established by the Federal Reserve as applicable and in effect at the time of any such transfer.

(b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

(c) Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent.

Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a seller and broker representation letter to the extent required by Section 4.1(a), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Securities free from all restrictive legends may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

(d) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. Except as otherwise provided below, while the Registration Statement remains effective, each Purchaser hereunder may sell the Securities in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Securities is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Securities until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

(e) Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Trading Days of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3) Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) Securities (or a broker or trading counterparty through which the Purchaser has agreed to sell shares makes such purchase) to deliver in satisfaction of a sale by the holder of Securities that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the Securities so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Securities) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Securities and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of Securities, times (b) the closing bid price of such security on the Deadline Date.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and at all times it is subject to the requirements of the Exchange Act it shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all SEC Reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and submit electronically any interactive data files specified in Rule 144(c)(1)(ii) of the Securities Act. If the Company is not required to file SEC Reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

4.4 Form D and Blue Sky Laws. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date.

4.5 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.6 Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the Closing Date, the Company shall issue one or more press releases (collectively, the “Press Release”) reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. On or before 9:00 a.m., New York City time, on the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material

Transaction Documents (including, without limitation, this Agreement, the Warrant, the Registration Rights Agreement and the Non-Voting Articles of Amendment)). To the extent not previously disclosed by the Company, in the Company’s Annual Report on Form 10-K for the 2011 fiscal year (the “Form 10-K”) the Company shall disclose any material non-public information provided to any Purchaser (the “Non-Public Information”). From and after the filing of the Form 10-K, no Purchaser shall be in possession of any material non-public information received prior to the date of this Agreement from the Company, any Subsidiary or any of their respective officers, directors or employees, that is not disclosed in the Form 10-K. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents with the Commission and (ii) to the extent such disclosure is required by law, at the request of the staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement and the Non-Public Information are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), except to the extent that such Purchaser is required to disclose information regarding the transactions contemplated hereby with respect to its filing with the Federal Reserve with respect to the Approval and/or Non-Control Determination or with respect to its filing with COB requesting permission to acquire any portion of the Securities.

4.7 Non-Public Information. Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and each Purchaser shall not directly solicit the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

4.8 Indemnification.

(a) Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action, suit, proceeding or investigation instituted against a Purchaser Party in any capacity, or any of them or their respective affiliates, by any Person who is not an affiliate of such Purchaser Party (other than the Company or its controlled affiliates), with respect to any of the transactions contemplated by this Agreement. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

(b) Conduct of Indemnification Proceedings. Promptly after receipt by any Purchaser Party (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.9 Listing of Common Stock. The Company will use its reasonable best efforts to list the Common Shares and the Common Shares issuable upon the exercise of the Warrants and, in the case of Non-Voting Common Stock, the conversion of the Non-Voting Common Stock for quotation on the NASDAQ Global Market and maintain the listing of the Common Stock on the NASDAQ Global Market.

4.10 Use of Proceeds. A portion of the proceeds from the sale of the Securities will be used to redeem in full the Company’s 17,949 shares of Fixed Rate Cumulative Perpetual

Preferred Stock, Series A issued under the TARP-CPP (“TARP”) (which is expected to occur concurrently with the Closing or within 30 days of the Closing, subject to regulatory approval) and repurchase the related warrants on the terms previously described to each Purchaser. The Company will use its best efforts to so repay TARP and repurchase the related warrants at the Closing. A mutually agreed upon, by and among the Company and the Lead Investors, amount of the remaining net proceeds of the capital raised through the transactions contemplated by this Agreement shall be contributed to the Bank in the form of a cash contribution or purchase of additional common equity.

4.11 Shareholders Meeting. The Company shall call a meeting of its shareholders, as promptly as practicable following the date hereof, but in no event later than October 31, 2011, to vote on proposals (the “Shareholder Proposals”) to approve (i) the issuance of Common Stock and conversion of the Non-Voting Common Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules, (ii) authorizing a new class of Non-Voting Common Stock to allow for the exercise of the Warrants and (iii) an increase in the number of authorized shares of Common Stock to allow for the issuance of the Securities (such approval of the Shareholder Proposals, “Shareholder Approval”). Subject to the exercise of its fiduciary duties under North Carolina law, the Board of Directors of the Company shall recommend to the Company’s shareholders that such shareholders vote in favor of the Shareholder Proposals. In connection with such meeting, the Company shall promptly prepare and file (but in no event more than thirty (30) days after the Closing Date) with the Commission a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the Commission or its staff with respect to the preliminary proxy statement and to cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company’s shareholders not more than fifteen (15) business days after clearance of the preliminary proxy statement by the Commission, and shall use its reasonable best efforts to solicit proxies for such Shareholder Approval, including, without limitation, engaging a nationally recognized proxy solicitation firm to assist in obtaining Shareholder Approval. The Company shall notify Purchaser promptly of the receipt of any comments from the Commission or its staff with respect to the proxy statement and of any request by the Commission or its staff for amendments or supplements to such proxy statement or for additional information (but the Company shall not provide any Purchaser with any material, non-public information, unless requested by such Purchaser and pursuant to a written agreement regarding the confidentiality and use of such information). If at any time prior to such shareholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. In the event that Shareholder Approval is not obtained at such shareholder meeting, the Company shall include a proposal to approve (and the Board of Directors shall recommend approval of) such proposal at a meeting of its shareholders to be held no less than once in each subsequent six-month period beginning on the date of such shareholder meeting until such approval is obtained.

4.12 Limitation on Beneficial Ownership. Except as provided herein, no Purchaser (and its Affiliates or any other Persons with which it is acting in concert or whose holdings would otherwise be required to be aggregated for purposes of the BHC Act or the Change in Bank Control Act) will be entitled to purchase a number of Securities that would result in such Purchaser becoming, directly or indirectly, the beneficial owner (as determined under Rule 13d-3 under the Exchange Act) of more than 9.9% of the number of shares of Common Stock issued and outstanding (based on the number of outstanding shares as of the Closing Date), giving effect to the exercise of the Warrant and, in the case of Non-Voting Common Stock, the conversion of the Non-Voting Common Stock. Notwithstanding the foregoing, if a Lead Investor receives the Approval and/or Non-Control Determination from the Federal Reserve and the approval or non-objection of the COB, its beneficial ownership may exceed 9.9% as long as it does not exceed 24.9% of the then outstanding shares of Common Stock of the Company.

4.13 No Change of Control. The Company shall use reasonable best efforts to obtain all necessary irrevocable waivers, adopt any required amendments and make all appropriate determinations so that the issuance of the Securities to the Purchasers will not trigger a “change of control” or other similar provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including without limitation any employment, “change in control,” severance or other agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

4.14 Alternative Transactions.

(a) Between the date of this Agreement and the Closing Date, except for the issuance of shares of Common Stock issuable as of the date hereof as set forth in Schedule 3.1(g) and the Securities being issued pursuant to this Agreement, the Company shall not (i) issue or agree to issue any additional shares of Common Stock or other securities which provide the holder thereof the right to convert such securities into shares of Common Stock or (ii) directly or indirectly, by act or omission, solicit, pursue, agree to, engage in or become subject to any recapitalization, reorganization or capital-raising transaction other than the transactions contemplated by the Transaction Documents.

(b) If, prior to Closing, the Company takes any action that would, if the Warrant were outstanding at such time, result in an adjustment to the Shares issuable upon the exercise of the Warrant or the exercise price thereof, then, at the Purchaser’s option which may be exercised in the Purchaser’s sole discretion, the Company shall make appropriate adjustments with respect to the Securities to be issued to the Purchasers under this Agreement such that the Purchasers shall receive the benefit of such adjustments under the Warrant as if the provisions of the Warrant applied thereto mutatis mutandis and such Securities had been outstanding as of the date of such action in a manner that provides the Purchasers with substantially the same economic benefit from this Agreement as the Purchasers had prior to the applicable transaction.

(c) In the event this Agreement is terminated by the Purchaser pursuant to Sections 6.16(a)(iv), (vi) or (vii) and, within 12 months of the date of such termination the Company or any of its Subsidiaries engages in or becomes subject to, or enters into an agreement to engage in or become subject to, any alternate recapitalization, reorganization or capital-raising transaction, then the Purchasers shall have the right to participate in such transaction on terms no less favorable to the Purchasers than as provided for in this Agreement (and in any event no less favorable to the Purchasers than provided to any other participant in such alternate transaction), and the Company shall take all actions reasonably requested by the Purchasers in order to allow the Purchasers to fully exercise such right and participate in such transaction.

(d) Prior to Closing, notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect, agree to effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Purchasers (in a form that is reasonably satisfactory to the Purchasers) that the terms of this Agreement shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary. For the avoidance of doubt, it is understood and agreed that, in the event that a Change in Control occurs on or prior to the Closing, the Purchasers shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the Securities (or such shares of stock or other securities or property (including cash) into which the Securities may have become exchangeable as a result of such Change in Control), as if the Closing had occurred immediately prior to such Change in Control. As used herein, “Change in Control” shall be deemed to occur if (i) there occurs a change in control of the Company of the nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A or Item 5.01 of Form 8-K promulgated under the 1934 Act (or if neither item remains in effect, any regulations issued pursuant to the 1934 Act which serve similar purposes); (ii) any “Person” (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) is or becomes a beneficial owner, directly or indirectly, of Company Securities representing 50% percent or more of the total voting power of the Company’s then outstanding shares of capital stock; (iii) the Company shall have merged into, consolidated with or effected an amalgamation with another company, or merged another company into the Company, on a basis whereby less than 50% of the total voting power of the surviving company is represented by shares held by former shareholders of the Company prior to such merger, consolidation or amalgamation; or (iv) the Company shall have sold, transferred, pledged or exchanged all, or substantially all, of its assets to another Person.

4.15 Regulatory Approvals. Each Lead Investor shall use its reasonable best efforts to obtain, as promptly as practicable, all governmental, quasi-governmental, court or regulatory approvals, consents or statements of non-objection necessary to allow it to acquire the Securities, including any approvals, consents or statements of non-objection required by the COB and the Federal Reserve. Each Lead Investor agrees, and each Purchaser other than the Lead Investors agree (i) that it will use its reasonable best efforts to submit to the Federal Reserve, within ten Business Days, but in any event no later than 30 calendar days, of the date of this Agreement (except in the case of PIMCO, who agrees to use its reasonable best efforts to submit to the Federal Reserve within 30 calendar days of the date of this Agreement), to the extent necessary and to the extent it has not done so already, (A) an application under Section 3 and/or 4, as applicable, of the BHC Act to acquire 5% or more of any class of voting securities of the Company (the approval of such application, an “Approval”) and/or (B) a request for determination that it shall not be deemed to “control” the Company or any subsidiary of the Company for purposes of Sections 3 or 4 of the BHC Act by reason of the purchase of the Common Shares or any Underlying Shares related thereto or receipt of the Warrant or the consummation of the other transactions contemplated by this Agreement (a “Non-Control Determination”), and (ii) it will provide (and, if and as required by the Federal Reserve, will cause any of its general partners, managers, managing members or management companies or other controlling entities, as applicable, to provide) Passivity Commitments required by the Federal Reserve in connection with its request to obtain such determination. In addition, to the extent it has not already done so, each Lead Investor will use its best efforts to file with the COB, within ten Business Days, but in any event no later than 30 calendar days, of the date of this Agreement (except in the case of PIMCO, who agrees to use its reasonable best efforts to submit to the COB within 30 calendar days of the date of this Agreement), for permission to acquire the Securities.

4.16 Management Rights.

(a) On the Closing Date, the Company and each Lead Investor shall entering into a separate management rights agreements in the form of Exhibit F attached to and made part of this Agreement, if such Lead Investor so elects.

(b) If such Lead Investor elects not to enter into a separate management rights agreement in the form of Exhibit F, such Lead Investor shall be entitled to all information and rights of access provided for therein, to the same extent, and subject to the same conditions and restrictions, as though such Lead Investor were a party to such agreement.

(c) The rights provided by this Section 4.16 are personal to such Lead Investor and in no event shall such rights be assignable (other than in connection with a transfer of Securities to an Affiliate).

4.17 Confidentiality. Each party hereto will hold, and will cause its respective Affiliates and its and their respective directors, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange, all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by or on behalf of such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a non-confidential basis, (2) publicly available through no fault of such party or (3) later lawfully acquired from other sources by such party), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants and advisors.

4.18 Governance Matters.

At Closing, the Company and the Bank will appoint each person nominated by each Lead Investor (each a “Board Representative”) as provided in this Section 4.18 to the Board of Directors, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Governance Committee of the Board of Directors (such approval not to be unreasonably withheld or delayed). To the extent consistent with the requirement to stagger the terms of the directors of the Company, the Company and Bank will nominate the Board Representatives for election at the first annual meeting of shareholders following the Closing to the following terms: PIMCO Board Representative to a three year term; Patriot Board Representative to a two year term; and Endicott Board Representative to a one year term. After such appointment or election of a Board

Representative, so long as the Lead Investor beneficially owns (as determined in accordance with Rule 13d-3 under the Exchange Act) 5.0% or more of the outstanding shares of Common Stock whether acquired upon conversion of the Non-Voting Common Stock, exercise of the Warrant or otherwise (and treating each outstanding share of Non-Voting Common Stock that is not a share of Common Stock as if it had converted into Common Stock and excluding as Common Stock beneficially owned, shares of Common Stock issuable under outstanding Warrants) (a “Qualifying Ownership Interest”), the Company will be required to recommend to its shareholders the election of such respective Lead Investor’s Board Representative at the Company’s annual meeting of shareholders, as applicable, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Governance Committee of the Board of Directors (such approval not to be unreasonably withheld or delayed). If at any time a Lead Investor no longer beneficially owns Qualifying Ownership Interest, such Lead Investor will have no further rights under this Section 4.18, and, at the written request of the Board of Directors, shall use its reasonable best efforts to cause its Board Representative to resign from the Board of Directors within 15 calendar days thereafter. Each Lead Investor shall inform the Company if and when it ceases to hold a Qualifying Ownership Interest.

Any Board Representative (including any successor nominee) duly selected in accordance with this Section 4.18 shall, subject to applicable law, be the Company’s and the Company’s Nominating and Governance Committee’s nominee to serve on the Board of Directors. The Company shall use all reasonable best efforts to have the Board Representative elected as a director of the Company and the Company shall solicit proxies for each such person to the same extent as it does for any of its other nominees to the Board of Directors.

For only so long as the Lead Investor has the right to nominate a Board Representative pursuant to Section 4.18, such Lead Investor shall have the power to designate the Board Representative’s replacement upon the death, resignation, retirement, disqualification or removal from office of such director. The Board of Directors will use its reasonable best efforts to take all action required to fill the vacancy resulting therefrom with such person (including such person, subject to applicable law, being the Company’s and the Nominating and Governance Committee’s nominee to serve on the Board of Directors, using all reasonable best efforts to have such person elected as director of the Company and the Company soliciting proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors).

Any Board Representative shall be entitled to the same cash compensation and participation in Company equity plans and same indemnification in connection with his or her role as a director as the other members of the Board of Directors, and each Board Representative shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof, to the same extent as the other members of the Board of Directors. With respect to indemnification of any Board Representative, the Company agrees (i) that it is the indemnitor of first resort (i.e., its obligations to any Board Representative are primary and any obligation of the Lead Investors or their Affiliates (other than the Company) to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such person are secondary) with respect to any actions, costs, charges, losses, damages or expenses incurred or sustained in connection with the execution by such person of his or her duties as a director of the Company and (ii) that it irrevocably waives, relinquishes and releases the Lead Investors and their Affiliates from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof. The Company shall notify each Board Representative of all regular and special meetings of the Board of Directors and shall notify each Board Representative of all regular and special meetings of any committee of the Board of Directors of which the Board Representative is a member in accordance with the Company’s bylaws as then in effect. The Company shall provide each Board Representative with copies of all notices, minutes, consents and other materials provided to all other members of the Board of Directors concurrently as such materials are provided to the other members.

At all times when the Lead Investor has the right to a Board Representative as provided in this Section 4.18, upon the written request of such Lead Investor and in lieu of such Lead Investor’s nomination of a Board Representative, such Lead Investor may appoint one individual to attend all meetings of the Board of Directors and all committees thereof (the “Observer”) and pursuant to this Section 4.18 hereof the board of directors of the Bank and all committees thereof, which individual shall be reasonably acceptable to the Board of Directors (such approval not to be unreasonably withheld or delayed); provided that the appointment by a Lead Investor of an Observer shall not prevent such Lead Investor from nominating a Board Representative in lieu of an Observer at a future time. The Observer shall not have any right to vote on any matter presented to the Board of Directors or any committee thereof. Subject to compliance with regulatory requirements, the Company shall give each Observer written notice of each meeting thereof at the same time and in the same manner as the members of the Board of Directors, shall provide each Observer with all written materials and other information given to members of the Board of Directors at the same time such materials and information are given to the members of the Board of Directors and shall permit each Observer to attend as an observer at all meetings thereof, and in the event the Company proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to each Observer prior to the effective date of such consent describing the nature and substance of such action and including the proposed text of such written consents; provided, however, that (A) the Company or the Board of Directors shall have the right to withhold any information and to exclude the Observer from any meeting or portion thereof (1) if doing so is, in the reasonable good faith judgment of the Company, after consultation with counsel, advisable or necessary to protect the attorney-client privilege between the Company and counsel or (2) if the Board of Directors reasonably determines in good faith, after consultation with counsel, that attendance by the Observer would conflict with fiduciary or regulatory requirements under applicable law and (B) each Lead Investor shall cause its Observer to agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to such Observer. Each Lead Investor covenants and agrees to hold all such information obtained from its Observer as provided in the prior sentence in confidence pursuant to the non-disclosure agreement entered into between the Company and such Lead Investor.

So long as a Lead Investor has the right to appoint a Board Representative pursuant to this Section 4.18, such Lead Investor shall have the right to either nominate one person (the “Bank Board Representative”) to be elected or appointed as director to the board of directors of the Bank (the “Bank Board”) or to appoint one person to attend all meetings of the Bank Board and all committees thereof as an observer (the “Bank Board Observer”); provided that if a Lead Investor chooses to have a director of both the Company and the Bank it at all such times be the same individual; provided further the appointment by such Lead Investor of a Bank Board Observer shall not prevent such Lead Investor from nominating a Bank Board Representative in lieu of a Bank Board Observer at a future time. The obligations of the Company otherwise with respect to, and the conditions on the appointment and, if applicable, directorship of, each Bank Board Representative and each Bank Board Observer shall be substantially the same as those with respect to or applicable to the Board Representative and Observer, respectively.

The rights of each Lead Investor described in this Section 4.18 shall be personal to such Lead Investor and the transfer, assignment and/or conveyance of said rights from such Lead Investor to any other person and/or entity (other than in connection with a transfer of Securities to an Affiliate) is prohibited and shall be void and of no force or effect.

4.19 No Rights Agreement. The Company shall not enter into any poison pill agreement, stockholders’ rights plan or similar agreement that shall limit the rights of a Purchaser to acquire Common Stock up to the limits set forth in Section 4.12 unless such poison pill agreement, stockholders’ rights plan or similar agreement grants an exemption or waiver to the Purchaser immediately effective upon execution of such plan or agreement that would allow the Purchaser to acquire such Common Stock up to the limits set forth in Section 4.12.

4.20 Certain Transactions. The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

4.21 Gross-Up Rights.

(a) Sale of New Securities. Until the earlier of five years from the Closing Date or such time as a Purchaser, together with its Affiliates, owns the lesser of 5% of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by such Purchaser are directly or indirectly convertible or exercisable (whether currently or after the occurrence of contingencies and/or the passage of time) and, for the avoidance of doubt, including as shares owned and outstanding all shares of Common Stock issued by the Company after the Closing) or 50% of the number of shares of Common Stock purchased by such Purchaser pursuant to this Agreement (as adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other like changes in the Company’s capitalization) (in each case, before giving effect to any issuances triggering provisions of this Section), if at any time after the date hereof the Company makes any public or nonpublic offering or sale of Common Stock, or securities convertible into Common Stock or other equity or equity-linked security (any such security, a “New Security”) (other than (i) any Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or, to the extent specified in Schedule 3.1(g), agreed or contemplated to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction), or (iv) not later than 180 days after the Closing an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock and each Purchaser at a price per share of Common Stock not less than $16.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights), then such Purchaser shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities. The amount of New Securities that each Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock held by such Purchaser, if any, and (ii) without duplication, the number of shares of Common Stock represented by the Securities held by such Purchaser on an as-converted and as-exercised basis as of such date, if any, and the denominator of which is the sum of (i) the number of shares of Common Stock then outstanding and (ii) without duplication, the number of shares of Common Stock represented by the Securities on an as-converted and as-exercised basis as of such date. Notwithstanding anything herein to the contrary, in no event shall a Purchaser have the right to purchase securities hereunder to the extent such purchase would result in such Purchaser, together with its Affiliates, owning a greater percentage interest in the Company than such Purchaser held immediately prior to the issuance of the New Securities (counting for such purposes all shares of Common Stock into or for which any securities owned by such Purchaser are directly or indirectly convertible or exercisable).

(b) Notice. In the event the Company proposes to offer or sell New Securities (the “Offering”), it shall give each Purchaser written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten Business Days, as the case may be, after the initial filing of a registration statement with the Commission with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering. If the information contained in the notice constitutes material non-public information (as defined under the applicable securities laws), the Company shall deliver such notice only to the individuals identified on such Purchaser’s signature page hereto, and shall not communicate the information to anyone else acting on behalf of such Purchaser without the consent of one of the designated individuals. Such Purchaser shall have ten Business Days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.21 and as to the amount of New Securities such Purchaser desires to purchase, up to the maximum amount calculated pursuant to Section 4.21(a). Such notice shall constitute a nonbinding indication of interest of such Purchaser to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of such Purchaser to respond within such ten Business Day period shall be deemed to be a waiver of such Purchaser’s rights under this Section 4.21 only with respect to the Offering described in the applicable notice.

(c) Purchase Mechanism. If such Purchaser exercises its rights provided in this Section 4.21, the closing of the purchase of the New Securities in connection with the closing of the Offering with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals). Notwithstanding anything to the contrary herein, the closing of the purchase of the New Securities by such Purchaser will occur no earlier than the closing of the Offering triggering the right being exercised by such Purchaser. Each of the Company and such Purchaser agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d) Failure of Purchase. In the event a Purchaser fails to exercise its rights provided in this Section 4.21 within said ten Business Day period or, if so exercised, such Purchaser is unable to consummate such purchase within the time period specified in Section 4.21(c) above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.21 by such Purchaser or which such Purchaser is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company’s notice to such Purchaser. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five Business Days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to such Purchaser in the manner provided above.

(e) Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f) Cooperation. The Company and each Purchaser shall cooperate in good faith to facilitate the exercise of such Purchaser’s rights under this Section 4.21, including to secure any required approvals or consents.

(g) No Assignment of Rights. The rights of each Purchaser described herein shall be personal to such Purchaser and the transfer, assignment and/or conveyance of said rights from such Purchaser to any other person and/or entity (other than in connection with a transfer of Securities to an Affiliate) is prohibited and shall be void and of no force or effect.

4.22 Corporate Opportunities. Each of the parties hereto acknowledges that each Lead Investor and its Affiliates and related investment funds may review the business plans and related proprietary information of any enterprise, including enterprises which may have products or services which compete directly or indirectly with those of the Company and its Subsidiaries, and may trade in the securities of such enterprise. No Lead Investor or any of its Affiliates or related investment funds shall be precluded or in any way restricted from investing or participating in any particular enterprise, or trading in the securities thereof whether or not such enterprise has products or services that compete with those of the Company and its Subsidiaries. The parties expressly acknowledge and agree that: (a) the Lead Investors, the Board Representatives, the Board Observers and the Affiliates of the Lead Investors have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company and its Subsidiaries; and (b) in the event that any Lead Investor, Board Representative, Board Observer or any of their Affiliates acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Company or any of its Subsidiaries, such Lead Investor, Board Representative, Board Observer or Affiliate shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of its Subsidiaries, and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company or any of its Subsidiaries or any other Purchasers or stockholders of the Company for breach of any duty (contractual or otherwise) by reason of the fact that a Lead Investor, any Affiliate thereof or related investment fund thereof, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Company or its Subsidiaries.

4.23 Ordinary Course of Business. Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 6.16, the Company shall, and shall cause each Subsidiary to, use reasonable best efforts to carry on its business in the ordinary course of business and to maintain and preserve its and such Subsidiary’s business (including its organization, assets, properties, goodwill and insurance coverage) and preserve business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it. Without limiting the generality of the foregoing, to the extent reasonably practicable, the Company shall consult with the Purchasers prior to taking any material actions outside of the ordinary course of business.

4.24 Passivity Commitments Waiver. Each Purchaser agrees that, for as long as it is required by the Federal Reserve to be subject to the Passivity Commitments, it will provide written notice to the Company at least five Business Days prior to seeking a waiver of or modification to the Passivity Commitments from the Federal Reserve.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Securities at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (without giving effect to any materiality qualifications therein) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e) No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be approved for quotation or listing on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market. The Company shall have obtained approval of the Principal Trading Market to list the Common Shares issuable upon conversion of the Non-Voting Common Stock, provided that such approval may be subject to the Shareholder Approval.

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections (a) and (b) in the form attached hereto as Exhibit G.

(h) Non-Voting Articles of Amendment. The Company shall have filed the Non-Voting Articles of Amendment with the North Carolina Secretary.

(i) Regulatory Approvals. Each Lead Investor shall have received written confirmation from the (a) Federal Reserve of its Approval and/or Non-Control Determination as to the Lead Investor and (b) COB of its approval or non-objection to such Lead Investor’s acquisition of the Securities; provided, however, that no such regulatory approval, non-objection, Approval or Non-Control Determination shall impose any condition or restriction that would reasonably be expected to impair in any respect the economic benefits to the Lead Investor of the transactions contemplated by this Agreement to such a degree that the Lead Investor would not have entered into this Agreement had such restraint or condition been known to it on the date hereof (any such condition or restriction, a “Burdensome Condition”), and, for the avoidance of doubt, (A) any requirement for a limited partner of the Lead Investor to file any application or notice under the BHC Act, the Change in Bank Control Act or any other federal or state banking law shall be deemed a Burdensome Condition unless otherwise determined by the Lead Investor in its sole discretion and (B) any restrictions or conditions imposed on the Lead Investor in the Passivity Commitments as contemplated by Section 4.15 shall not be deemed a Burdensome Condition; and provided, further that the imposition of a Burdensome Condition in connection with a regulatory approval, Approval or Non-Control Determination shall constitute a denial of such regulatory approval, Approval or Non-Control Determination and such regulatory approval, Approval or Non-Control Determination shall be deemed not received for all purposes in this Agreement, including but not limited to Section 6.16 hereof.

(j) Minimum Gross Proceeds. The Company shall simultaneously issue and deliver at such Closing to the Purchasers hereunder in the aggregate at least sufficient Common Shares against payment of an aggregate Purchase Price of at least $75.0 million.

(k) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

(l) The directors and executive officers of ECB as identified in Schedule 5.1(l) shall have executed the Voting and Support Agreement in the form attached hereto as Exhibit H.

(m) Not more than 30 days preceding the Closing Date, the Company shall have discussed with the Federal Reserve its plan to redeem in full its TARP securities, and the Federal Reserve shall not have objected or otherwise advised the Company that it would not be permitted to redeem such securities concurrently with, and in any event no later than 30 calendar days after, the Closing.

5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 3.2 hereof shall be true and correct in all material respects (without giving effect to any materiality qualifications therein) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. Such Purchaser shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses.

(a) Except as provide in subsection (b) of this Section 6.1 hereof, the parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agent relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

(b) The Company acknowledges that each Lead Investor has expended and is expending significant time and money in connection with this Agreement. In order to induce such Lead Investor to execute this Agreement and to expend the time and resources necessary to effect its investment in the Securities, the Company agrees that in the event (i) Closing is completed under the terms set forth in this Agreement, or (ii) the Closing is not consummated other than due to a breach by such Lead Investor of the terms of this Agreement, the Company will reimburse such Lead Investor for the reasonable documented out-of-pocket expenses of such Lead Investor incurred in connection with its due diligence and the preparation and negotiation of this Agreement and the transactions contemplated by this Agreement including, but not limited to, the fees and expenses of counsel incurred by such Lead Investor and its affiliates in connection with the transactions contemplated by this Agreement. Such Lead Investor expense reimbursement will not exceed $350,000 in the aggregate.

6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	ECB Bancorp, Inc.
35050 US 264
Engelhard, NC 27864
Attention: A. Dwight Utz, President and Chief Executive Officer
Telephone: 252.925.9461
Fax: 252.925.3839

With a copy to:	Kilpatrick Townsend & Stockton LLP
607 14th Street, NW, Suite 900
Washington, DC 20005
Attention: Gary R. Bronstein, Esq.
Telephone: 202.508.5893
Fax: 202.204.5616

If to Purchaser:	At the address set forth on the signature page hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers affected by such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6 Successors, Assigns and Guarantors. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Except as otherwise provided herein, any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the North Carolina Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the North

Carolina Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such North Carolina Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Securities. If any certificate or instrument evidencing any Securities are mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.16 Termination.

(a) This Agreement may be terminated and the sale and purchase of the Securities abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) as follows:

(i) by mutual written agreement of the Company and Purchaser;

(ii) by the Company or Purchaser, upon written notice to the other parties, in the event that the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16(a)(ii) shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time;

(iii) by the Company or Purchaser, upon written notice to the other parties, in the event that any governmental entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(iv) by Purchaser, upon written notice to the Company, if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation or warranty shall have become untrue after the date of this Agreement, in each case such that a closing condition in Section 5.1(a) or 5.1(b) would not be satisfied;

(v) by the Company, upon written notice to Purchaser, if there has been a breach of any representation, warranty, covenant or agreement made by Purchaser in this Agreement, or any such representation or warranty shall have become untrue after the date of this Agreement, in each case such that a closing condition in Section 5.2(a) or 5.2(b) would not be satisfied;

(vi) by Purchaser, upon written notice to the Company, if the Board of Directors withdraws or materially modifies its recommendation to the Company’s shareholders that they vote in favor of the Shareholder Proposals;

(vii) by Purchaser, upon written notice to the Company, if Shareholder Approval is not obtained at any shareholder meeting called by the Company pursuant to Section 4.11 or at any adjournment or postponement thereof; or

(viii) by Purchaser, in the event the Company enters into a definitive agreement with a third party that would reasonably be expected to result in a Change in Control.

(b) The Company shall give prompt notice of any such termination to each other Purchaser, and, if necessary, work in good faith to restructure the transaction to allow each Purchaser that does not exercise a termination right to purchase the full number of securities set forth below such Purchaser’s name on the signature page of this Agreement while remaining in compliance with Section 4.12.

(c) Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

(d) In the event of any termination of this Agreement as provided in Section 6.16, this Agreement (other than Section 4.14, Section 4.17 and Article VI, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for intentional breach of this Agreement. Upon a termination in accordance with this Section, no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.17 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.18 Adjustments in Stock Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.19 No Recourse. Each party hereto covenants, agrees and acknowledges that no person other than Purchaser has obligations hereunder and that no person shall have any remedy, recourse or right of recovery against, or contribution from, any of Purchaser Related Party, whether through Purchaser or otherwise, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, by or through a claim by or on behalf of Purchaser against any Purchaser Related Party, or otherwise. The term “Purchaser Related Party” means (1) any Affiliate of Purchaser, (2) any former, current or future general or limited partners, members, managers, stockholders, holders of any equity, partnership or limited liability company interest, officers, directors, employees, agents, controlling persons, investment advisors, or assignees of Purchaser or any of its Affiliates, or (3) any former, current or future general or limited partners, members, managers, stockholders, holders of any equity, partnership or limited liability company interest, officers, directors, employees, agents, controlling persons, assignees, investment advisors or Affiliates of any of the foregoing.

6.20 Guarantee. PIMCO BRAVO Fund, L.P. (the “Guarantor”) hereby irrevocably and unconditionally guarantees to the Company the prompt and full discharge by PIMCO of all of PIMCO’s covenants, agreements, obligations and liabilities under this Agreement including the due and punctual payment of all amounts which are or may become due and payable by PIMCO hereunder when and as the same shall become due and payable (collectively, the “Purchaser Obligations”), in accordance with the terms and subject to the conditions of this Agreement. The Guarantor acknowledges and agrees that, with respect to all Purchaser Obligations to pay money, such guaranty shall be a guaranty of payment and not of collection and shall not be conditioned or contingent upon the pursuit of any remedies against PIMCO. If PIMCO shall default in the due and punctual performance of any Purchaser Obligation, including the full and timely payment of any amount due and payable pursuant to any Purchaser Obligation, the Guarantor will forthwith perform or cause to be performed such Purchaser Obligation and will forthwith make full payment of any amount due with respect thereto. Upon performance by the Guarantor of any Purchaser Obligation, the Guarantor shall be subrogated to the rights of PIMCO against the Company with respect to such Purchaser Obligation.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ECB BANCORP, INC.

/s/ A. Dwight Utz
By: A. Dwight Utz
Its: President and CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

NAME OF PURCHASER:	FIE I LLC

/s/ John P. Hardaway
	By:	John P. Hardaway
	Its:	Authorized Person

Subscription Amount :	$25,200,000

Number of Common Shares to be Acquired:	1,575,000

Number of Common Shares to be issuable under a Warrant:	393,750

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	0

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

For the limited purpose set forth in Section 6.20 only, with respect to FIE I LLC:

NAME OF GUARANTOR:	PIMCO BRAVO FUND, L.P.

	By:	PIMCO GP IX, LLC; its General Partner
	By:	Pacific Investment Management Company LLC, its Managing Member

/s/ John P. Hardaway
	By:	John P. Hardaway
	Its:	Senior Vice President

NAME OF PURCHASER:	PATRIOT FINANCIAL PARTNERS, L.P.

/s/ W. Kirk Wycoff
	By:	W. Kirk Wycoff
	Its:	Managing Partner

Subscription Amount :	$19,185,744.00

Number of Common Shares to be Acquired:	1,199,109

Number of Common Shares to be issuable under a Warrant:	299,777

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	0

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	PATRIOT FINANCIAL PARTNERS PARALLEL, L.P.

/s/ W. Kirk Wycoff
	By:	W. Kirk Wycoff
	Its:	Managing Partner

Subscription Amount :	$3,314,256.00

Number of Common Shares to be Acquired:	207,141

Number of Common Shares to be issuable under a Warrant:	51,785

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	0

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	ENDICOTT OPPORTUNITY PARTNERS III, L.P.

/s/ Robert I. Usdan
	By:	Robert I. Usdan
	Its:	Managing Member of W.R. Endicott III, L.L.C. as General Partner of Endicott Opportunity Partners III, L.P.

Subscription Amount :	$11,900,000.00

Number of Common Shares to be Acquired:	743,750

Number of Common Shares to be issuable under a Warrant:	0

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	185,938

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	WATERSTONE MARKET NEUTRAL MASTER FUND LTD.

/s/ Martin Kalish
	By:	Martin Kalish
	Its:	Chief Financial Officer

Subscription Amount :	$8,442,944

Number of Common Shares to be Acquired:	527,684

Number of Common Shares to be issuable under a Warrant:	0

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	131,921

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	WATERSTONE MF FUND LTD.

/s/ Martin Kalish
	By:	Martin Kalish
	Its:	Chief Financial Officer

Subscription Amount :	$1,552,192

Number of Common Shares to be Acquired:	97,012

Number of Common Shares to be issuable under a Warrant:	0

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	24,253

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	WATERSTONE MARKET NEUTRAL MAC 51 LTD.

/s/ Martin Kalish
	By:	Martin Kalish
	Its:	Chief Financial Officer

Subscription Amount :	$1,250,624

Number of Common Shares to be Acquired:	78,164

Number of Common Shares to be issuable under a Warrant:	0

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	19,541

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	IAM MINI-FUND 21 LIMITED

/s/ Martin Kalish
	By:	Martin Kalish
	Its:	Chief Financial Officer

Subscription Amount :	$369,120

Number of Common Shares to be Acquired:	23,070

Number of Common Shares to be issuable under a Warrant:	0

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	5,767.50

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	PRIME CAPITAL MASTER SPC – GOT WAT MAC SEGREGATED PORTFOLIO

/s/ Martin Kalish
	By:	Martin Kalish
	Its:	Chief Financial Officer

Subscription Amount :	$285,120

Number of Common Shares to be Acquired:	17,820

Number of Common Shares to be issuable under a Warrant:	0

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	4,455

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	COMPASS ISLAND INVESTMENT OPPORTUNITIES FUND A, L.P.

/s/ Darshan Patel
	By:	Darshan Patel
	Its:	Chief Legal Officer

Subscription Amount :	$3,000,000

Number of Common Shares to be Acquired:	187,500

Number of Common Shares to be issuable under a Warrant:	46,875

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	0

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	CRADLE COVE INVESTMENT OPPORTUNTIES FUND, LP.

/s/ Darshan Patel
	By:	Darshan Patel
	Its:	Chief Legal Officer

Subscription Amount :	$500,000

Number of Common Shares to be Acquired:	31,250

Number of Common Shares to be issuable under a Warrant:	7,812.5

Number of shares of Non-Voting Common Stock to be issuable under a Warrant:	0

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

EXHIBIT A-1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

WARRANT

to purchase

[                    ] Shares of

Common Stock

of ECB BANCORP, INC.

Issue Date: [                    ], 2011

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” has the meaning ascribed to it in the Purchase Agreement.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of North Carolina generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Stock” means the common shares of the Company, $3.50 par value per share, which have the right to vote pursuant to the Company’s Charter.

“Company” means ECB Bancorp, Inc.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Price” means $8.00 per share.

“Expiration Time” has the meaning set forth in Section 3.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined by the Board of Directors, acting in good faith.

“Issue Date” means the first date set forth above.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose. “Market Price” shall be determined without reference to after hours or extended hours trading. For the purposes of determining the Market Price on the “Trading Day” preceding, on or following the occurrence of an event, (i) that Trading Day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that Trading Day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

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“Ordinary Cash Dividends” means a regular cash dividend on shares of Common Stock out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles in effect from time to time).

“Permitted Rights Offering” shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $16.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company shall use its best efforts to ensure that such rights offering, including exercise of rights, is completed as soon as practicable and in no event later than 180 days after the Closing (as such term is defined in the Purchase Agreement).

“Person” has the meaning ascribed to it in the Purchase Agreement.

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (B) any other offer available to substantially all holders of Common Stock, in the case of both (A) or (B), whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Purchase Agreement” means the Securities Purchase Agreement dated as of [    ], 2011, as amended from time to time, between the Company and the Purchasers named therein, including all annexes and schedules thereto.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of [        ], 2011, as amended from time to time, between the Company and the Holders named therein, including all annexes and schedules thereto.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in Section 2.

“Trading Day” means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a Business Day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or

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association or over-the-counter market, a Business Day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer.

“Trading Market” has the meaning ascribed to it in the Purchase Agreement.

“U.S. GAAP” means United States generally accepted accounting principles.

“Warrantholder” has the meaning set forth in Section 2.

“Warrant” means this Warrant, issued pursuant to the Purchase Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, [                                        ] or its permitted assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to [                    ] fully paid and nonassessable shares of Common Stock at a purchase price per share of Common Stock equal to the Exercise Price. The number of shares of Common Stock (the “Shares”) and the Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. Subject to Section 2, to the extent permitted by applicable laws and regulations, the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company on the date hereof, but in no event later than 5:00 p.m., Engelhard, North Carolina time on the fifth anniversary of the Issue Date (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Company located at 35050 US 264, Engelhard, NC 27824 (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company.

Notwithstanding the foregoing, in lieu of making a cash payment of the Exercise Price to exercise this Warrant pursuant to this Section 3 (but in all other respects in accordance with the exercise procedure set forth in this Section 3), the Warrantholder may elect to convert this Warrant into Shares, in which event the Company will issue to the Warrantholder the number of Shares equal to the quotient of (i) the product of (a) the excess of the Market Price per Share on the date the Warrantholder delivers this Warrant and Notice of Exercise over the Exercise Price on such date multiplied by (b) the number of Shares as to which this Warrant is being exercised pursuant to this Section 3 divided by (ii) the Market Price per Share on the date the Warrantholder delivers this Warrant and Notice of Exercise. If the foregoing calculation results in zero or a negative number, then no Shares shall be issued upon any non-cash exercise of this Warrant pursuant to this Section 3.

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If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock then issuable upon exercise of this Warrant at any time. The Company will ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any stock exchange on which the Shares are listed or traded. Upon the exercise of all or any part of this Warrant, the Company will (A) procure, at its sole expense, the listing of the Common Stock issuable upon exercise of the Warrant, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Stock is then listed or traded and (B) maintain such listings of such Common Stock at all times after issuance.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock on the last Trading Day preceding the date of exercise less the pro-rated Exercise Price for such fractional share.

6. No Rights as Stockholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

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7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) The transfer of the Warrant and the Shares issued upon exercise of the Warrant are subject to the restrictions set forth in Section 4.1 of the Purchase Agreement. If and for so long as required by the Purchase Agreement, this Warrant shall contain the legend as set forth in Section 4.1(b) of the Purchase Agreement.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

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12. Registration.

(A) Registration Rights. The Company acknowledges that this Warrant and the Common Shares issuable upon exercise of this Warrant are Additional Registrable Securities (as such term is defined in the Registration Rights Agreement) and the Company covenants to observe and perform each of its obligations under the Registration Rights Agreement with respect to this Warrant and the Common Stock issuable upon exercise of this Warrant.

(B) Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, in each case to the extent required from time to time to enable such holder to, if permitted by the terms of this Warrant and the Purchase Agreement, sell this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 13 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 13 so as to result in duplication.

(A) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

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(B) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(A)), the Warrantholder’s right to receive Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Warrantholder’s right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the consideration that the Warrantholder shall be entitled to receive upon exercise shall be deemed to be the types and amounts of consideration received by the majority of all holders of the shares of Common Stock that affirmatively make an election (or of all such holders if none make an election).

(C) Other Distributions. Except with respect to a Permitted Rights Offering, in case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets or cash (excluding Ordinary Cash Dividends, dividends of its Common Stock and other dividends or distributions referred to in Section 13(A)), rights or warrants, in each such case, the Exercise Price in effect immediately prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Market Price of the Common Stock on the last Trading Day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the “Per Share Fair Market Value”) divided by (y) such Market Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the case of adjustment for a cash dividend that is, or is coincident with, a regular quarterly cash dividend, the Per Share Fair Market Value would be reduced by the per share amount of the portion of the cash dividend that would constitute an Ordinary Cash Dividend. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

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(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the Trading Day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Market Price per share of Common Stock on the Trading Day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 13(D).

(E) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 13 but not expressly provided for by such provisions, the Board of Directors shall cause the Company to make an appropriate adjustment in the Exercise Price and the number of Shares issuable upon exercise of this Warrant so as to protect the rights of the Warrantholder; provided that no such adjustment shall increase the Exercise Price or decrease the number of Shares issuable upon exercise of this Warrant as otherwise determined pursuant to this Section 13.

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the

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occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in this Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the Warrantholder at the address appearing in the Company’s records.

(I) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 20, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(J) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange, NASDAQ Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Shares that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(K) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. The Company shall not take any action that would, in accordance with this Section 13, reduce the Exercise Price to an amount below par value of the Common Stock.

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14. Exchange. At any time following the date on which the shares of Common Stock of the Company are no longer listed or admitted to trading on a Trading Market (other than in connection with any Business Combination), the Warrantholder may cause the Company to exchange all or a portion of this Warrant for an economic interest of the Company classified as permanent equity under U.S. GAAP having a value equal to the Fair Market Value of the portion of the Warrant so exchanged.

15. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

16. Governing Law. This Warrant will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed entirely therein. Each of the Company and the Warrantholder agrees (a) to submit to the non-exclusive jurisdiction and venue of the United States District Court for Eastern District of North Carolina for any civil action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and (b) that notice may be served upon the Company at the address in Section 20 below and upon the Warrantholder at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9 hereof. To the extent permitted by applicable law, each of the Company and the Warrantholder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby or thereby.

17. Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

18. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Charter.

20. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered by mail, personally, or by facsimile, upon confirmation of receipt, or (b) on the second Business Day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered, if to the Company, to the address

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listed in Section 3, and, if to the Warrantholder, to the address appearing on the books of the Company, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

21. Entire Agreement. This Warrant contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

Dated: [                                         ], 2011

ECB BANCORP, INC.

By:
	Name:	A. Dwight Utz
	Title:	President and CEO

Acknowledged and Agreed:

[ ]
By:	[ ]

By:
Name:
Title:

[Signature Page to Warrant]

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[Form of Notice of Exercise]

Date:

TO:	ECB Bancorp, Inc.

RE:	Election to Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay, and has enclosed or sent, the aggregate Exercise Price for such shares of Common Stock. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.

Number of Shares of Common Stock

Method of Payment of Exercise Price (cashless exercise or cash exercise)

Aggregate Exercise Price:

Holder:

By:

Name:

Title:

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EXHIBIT A-2

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

WARRANT

to purchase

[                    ] Shares of

Non-Voting Mandatorily Convertible

Common Stock

of ECB BANCORP, INC.

Issue Date: [                    ], 2011

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” has the meaning ascribed to it in the Purchase Agreement.

“Board of Directors” means the board of directors of the Company, including any duly authorized committee thereof.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of North Carolina generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Stock” means the common shares of the Company, $3.50 par value per share, which have the right to vote pursuant to the Company’s Charter.

“Company” means ECB Bancorp, Inc.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Price” means $8.00 per share.

“Expiration Time” has the meaning set forth in Section 3.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined by the Board of Directors, acting in good faith.

“Issue Date” means the first date set forth above.

“Market Price” means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose. “Market Price” shall be determined without reference to after hours or extended hours trading. For the purposes of determining the Market Price on the “Trading Day” preceding, on or following the occurrence of an event, (i) that Trading Day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that Trading Day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

“Non-Voting Common Stock” or “Non-Voting Common Shares” means the Company’s non-voting mandatorily convertible common stock, $3.50 par value per share.

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“Ordinary Cash Dividends” means a regular cash dividend on shares of Common Stock out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles in effect from time to time).

“Permitted Rights Offering” shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $16.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company shall use its best efforts to ensure that such rights offering, including exercise of rights, is completed as soon as practicable and in no event later than 180 days after the Closing (as such term is defined in the Purchase Agreement).

“Person” has the meaning ascribed to it in the Purchase Agreement.

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (B) any other offer available to substantially all holders of Common Stock, in the case of both (A) or (B), whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Purchase Agreement” means the Securities Purchase Agreement dated as of [    ], 2011, as amended from time to time, between the Company and the Purchasers named therein, including all annexes and schedules thereto.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of [        ], 2011, as amended from time to time, between the Company and the Holders named therein, including all annexes and schedules thereto.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in Section 2.

“Trading Day” means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a Business Day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or

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association or over-the-counter market, a Business Day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer.

“Trading Market” has the meaning ascribed to it in the Purchase Agreement.

“U.S. GAAP” means United States generally accepted accounting principles.

“Warrantholder” has the meaning set forth in Section 2.

“Warrant” means this Warrant, issued pursuant to the Purchase Agreement.

2. Number of Shares; Exercise Price. This certifies that, for value received, [                                        ] or its permitted assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to [                    ] fully paid and nonassessable shares of Non-Voting Common Stock at a purchase price per share of Non-Voting Common Stock equal to the Exercise Price. The number of shares of Non-Voting Common Stock (the “Shares”) and the Exercise Price are subject to adjustment as provided herein, and all references to “Non-Voting Common Stock,” “Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. Subject to Section 2, to the extent permitted by applicable laws and regulations, the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company on the date hereof, but in no event later than 5:00 p.m., Engelhard, North Carolina time on the fifth anniversary of the Issue Date (the “Expiration Time”), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Company located at 35050 US 264, Engelhard, NC 27824 (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased by certified or cashier’s check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company.

Notwithstanding the foregoing, in lieu of making a cash payment of the Exercise Price to exercise this Warrant pursuant to this Section 3 (but in all other respects in accordance with the exercise procedure set forth in this Section 3), the Warrantholder may elect to convert this Warrant into Shares, in which event the Company will issue to the Warrantholder the number of Shares equal to the quotient of (i) the product of (a) the excess of the Market Price per Share on the date the Warrantholder delivers this Warrant and Notice of Exercise over the Exercise Price on such date multiplied by (b) the number of Shares as to which this Warrant is being exercised pursuant to this Section 3 divided by (ii) the Market Price per Share on the date the Warrantholder delivers this Warrant and Notice of Exercise. If the foregoing calculation results in zero or a negative number, then no Shares shall be issued upon any non-cash exercise of this Warrant pursuant to this Section 3.

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If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three Business Days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Non-Voting Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Non-Voting Common Stock then issuable upon exercise of this Warrant at any time. The Company will ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any stock exchange on which the Shares are listed or traded. Upon the exercise of all or any part of this Warrant, the Company will (A) procure, at its sole expense, the listing of the Common Stock issuable upon the conversion of the Non-Voting Common Stock, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Stock is then listed or traded and (B) maintain such listings of such Common Stock at all times after issuance.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock into which the Non-Voting Common Shares are then convertible into on the last Trading Day preceding the date of exercise less the pro-rated Exercise Price for such fractional share.

6. No Rights as Stockholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

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7. Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) The transfer of the Warrant and the Shares issued upon exercise of the Warrant are subject to the restrictions set forth in Section 4.1 of the Purchase Agreement. If and for so long as required by the Purchase Agreement, this Warrant shall contain the legend as set forth in Section 4.1(b) of the Purchase Agreement.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

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12. Registration.

(A) Registration Rights. The Company acknowledges that this Warrant and the Non-Voting Common Shares issuable upon exercise of this Warrant are Additional Registrable Securities (as such term is defined in the Registration Rights Agreement) and the Company covenants to observe and perform each of its obligations under the Registration Rights Agreement with respect to this Warrant and the Non-Voting Common Stock issuable upon exercise of this Warrant.

(B) Rule 144 Information. The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, in each case to the extent required from time to time to enable such holder to, if permitted by the terms of this Warrant and the Purchase Agreement, sell this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 13 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 13 so as to result in duplication, and furthermore, for purposes of any adjustment or other rights set forth in this Section 13, the reference to Common Stock shall be deemed to specifically mean either the Non-Voting Common Shares and/or the Common Stock into which the Non-Voting Common Shares are then convertible into whichever produces the largest adjustment:

(A) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date and the Non-Voting Common Shares issuable upon such exercise had been converted to Common Stock immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be

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adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(B) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(A)), the Warrantholder’s right to receive Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock into which the Non-Voting Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant are to be convertible immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Warrantholder’s right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the consideration that the Warrantholder shall be entitled to receive upon exercise shall be deemed to be the types and amounts of consideration received by the majority of all holders of the shares of Common Stock that affirmatively make an election (or of all such holders if none make an election).

(C) Other Distributions. Except with respect to a Permitted Rights Offering, in case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets or cash (excluding Ordinary Cash Dividends, dividends of its Common Stock and other dividends or distributions referred to in Section 13(A)), rights or warrants, in each such case, the Exercise Price in effect immediately prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Market Price of the Common Stock on the last Trading Day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the “Per Share Fair Market Value”) divided by (y) such Market Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately

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preceding sentence. In the case of adjustment for a cash dividend that is, or is coincident with, a regular quarterly cash dividend, the Per Share Fair Market Value would be reduced by the per share amount of the portion of the cash dividend that would constitute an Ordinary Cash Dividend. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the Trading Day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Market Price per share of Common Stock on the Trading Day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 13(D).

(E) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 13 but not expressly provided for by such provisions, the Board of Directors shall cause the Company to make an appropriate adjustment in the Exercise Price and the number of Shares issuable upon exercise of this Warrant so as to protect the rights of the Warrantholder; provided that no such adjustment shall increase the Exercise Price or decrease the number of Shares issuable upon exercise of this Warrant as otherwise determined pursuant to this Section 13.

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together

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with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in this Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the Warrantholder at the address appearing in the Company’s records.

(I) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 20, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(J) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange, NASDAQ Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Shares that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

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(K) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. The Company shall not take any action that would, in accordance with this Section 13, reduce the Exercise Price to an amount below par value of the Common Stock.

14. Exchange. At any time following the date on which the shares of Common Stock of the Company are no longer listed or admitted to trading on a Trading Market (other than in connection with any Business Combination), the Warrantholder may cause the Company to exchange all or a portion of this Warrant for an economic interest of the Company classified as permanent equity under U.S. GAAP having a value equal to the Fair Market Value of the portion of the Warrant so exchanged.

15. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

16. Governing Law. This Warrant will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of North Carolina applicable to contracts made and to be performed entirely therein. Each of the Company and the Warrantholder agrees (a) to submit to the non-exclusive jurisdiction and venue of the United States District Court for Eastern District of North Carolina for any civil action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and (b) that notice may be served upon the Company at the address in Section 20 below and upon the Warrantholder at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9 hereof. To the extent permitted by applicable law, each of the Company and the Warrantholder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby or thereby.

17. Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

18. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19. Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Charter.

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20. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered by mail, personally, or by facsimile, upon confirmation of receipt, or (b) on the second Business Day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered, if to the Company, to the address listed in Section 3, and, if to the Warrantholder, to the address appearing on the books of the Company, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

21. Entire Agreement. This Warrant contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

Dated: [                                         ], 2011

ECB BANCORP, INC.

By:
	Name:	A. Dwight Utz
	Title:	President and CEO

Acknowledged and Agreed:

[ ]
By:	[ ]

By:
Name:
Title:

[Signature Page to Warrant]

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[Form of Notice of Exercise]

Date:

TO:	ECB Bancorp, Inc.

RE:	Election to Purchase Non-Voting Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Non-Voting Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay, and has enclosed or sent, the aggregate Exercise Price for such shares of Non-Voting Common Stock. A new warrant evidencing the remaining shares of Non-Voting Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.

Number of Shares of Non-Voting Common Stock

Method of Payment of Exercise Price (cashless exercise or cash exercise)

Aggregate Exercise Price:

Holder:
By:
Name:
Title:

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EXHIBIT B

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

ECB BANCORP, INC.

The undersigned corporation herby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation:

1. The name of the corporation is ECB BANCORP, INC. (the “Corporation”).

2. The Corporation’s Articles of Incorporation are hereby amended by deleting the current Article 2(a) and inserting a new Article 2(a) as follows:

2.	(a)	The aggregate number of shares which the Corporation shall have the authority to issue is shares divided into three classes. The designation, par value and number of shares of each class are as follows:

Class	Par Value	Number of Shares
Common Shares	$3.50	[	]
Non-Voting Common Shares	$3.50	[	]
Preferred Shares	No Par	2,000,000
Total Shares		[	]

3. The Corporation’s Articles of Incorporation are hereby amended by inserting the following new Article 2B:

“2B: There is hereby created a class of Non-Voting Common Shares, $3.50 par value per share, of the Corporation. The voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of such Non-Voting Common Shares are set forth in Appendix A hereto and are incorporated herein by reference in their entirety and shall be deemed to be a part of this Article 2B to the same extent as if such provisions had been set forth in full herein.”

4. The foregoing amendments were duly adopted by the Board of Directors of the Corporation on the          day of                      2011 and were approved by the shareholders of the Corporation on the          day of                      2011 in accordance with the provisions of Section 55-10-03 of the North Carolina General Statutes.

5. These Articles of Amendment shall be effective upon filing.

This the          day of                      2011.

ECB BANCORP, INC.

By:
A. Dwight Utz
President and Chief Executive Officer

Appendix A

Non-Voting Common Shares

Section 1. Same Rights As Common Shares. Except with respect to voting rights and as otherwise specifically provided in these Articles of Incorporation, Non-Voting Common Shares shall have the same preferences, limitations, and relative rights as, and shall be identical in all respects to, the Common Shares.

Section 2. No Voting Rights. Except as required by applicable law or these Articles of Incorporation, Non-Voting Common Shares shall not have the right to vote on any matter submitted to a vote at a meeting of shareholders of the Corporation.

Section 3. Dividends.

(a)	Subject to the preferential dividend rights of any Series A Preferred Shares (as herein authorized) and after the Corporation has complied with any requirements for setting aside sums as sinking funds or as redemption or purchase accounts and subject further to subpart (b) of this paragraph and any other conditions that may be established in accordance with the provisions of this Article 2B, the holders of Non-Voting Common Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

(b)	No dividend will be paid or authorized and set apart for payment on any Common Shares for any period unless the Corporation has paid or authorized and set aside for payment in the same period, or contemporaneously pays or authorizes and sets aside for payment, an equal amount to be paid as a dividend on the Non-Voting Common Shares.

Section 4. Distribution. After distribution in full of any preferential amount to be distributed to the holders of Preferred Shares, and subject to any other rights of the holders of Preferred Shares to further participate in a liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Non-Voting Common Shares and Common Shares shall be entitled to receive, upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, all of its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Shares and Non-Voting Common Shares held by each, with each share being proportionally equal in relation to the sum total of the two classes.

Section 5. Automatic Conversion. Each issued and outstanding Non-Voting Common Share shall automatically be converted into one (1) Common Share (the “Conversion Rate”) upon the transfer of such Non-Voting Common Share (or any security convertible to or exercisable for such Non-Voting Common Share); in a “Widely Dispersed Offering.” “Widely Dispersed Offering” means (a) a widespread public distribution, including pursuant to a registration statement filed with and declared effective by the SEC or pursuant to

Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities or (c) a transfer to a transferee that controls more than 50% of the Voting Securities prior to any transfer from the transferor.

Section 6. Adjustments. The one-to-one conversion ratio for the conversion of the Non-Voting Common Shares into Common Shares in accordance with Section 5 of this Article 2B shall in all events be equitably adjusted in the event of (a) any recapitalization of the Corporation by means of a stock dividend on, or a stock split or combination of, outstanding Common Shares and Non-Voting Common Shares, or (b) any merger, consolidation or other reorganization of the Corporation with another corporation.

Section 7. Reservation. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Non-Voting Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Shares.

Section 8. Retirement. If any Non-Voting Common Shares shall be converted pursuant to this Article 2B, the Non-Voting Common Shares so converted shall be retired and may not be reissued as Non-Voting Common Shares.

Section 9. Redesignation. Upon the conversion of all of the outstanding Non-Voting Common Shares into Common Shares, the Non-Voting Common Shares shall be automatically redesignated as “Common Shares.”